                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                    Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report - May 15, 1995


                   CENTRAL HUDSON GAS & ELECTRIC CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          New York                     1-3268                 14-0555980
- ----------------------------      ----------------          --------------
(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                  Number)             Identification
                                                                Number)



284 South Avenue, Poughkeepsie, New York                      12601-4879
- ----------------------------------------                    -------------
(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code (914) 452-2000

Item 7.          Financial Statements and Exhibits.

                 (c) Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

   Exhibit No.
(Regulation S-K
    Item 601
  Designation)            Exhibits
- ---------------           --------
       (1)       Form of Distribution Agreement between Registrant and PaineWebber Incorporated and Smith Barney Inc., dated May 15,
                 1995.

       (4)       Instruments defining the rights of security holders:

                 (ii)     33 -    Form of Twenty-Eighth Supplemental Indenture between Registrant and The Bank of New York, as
                                  Trustee.

                 (ii)     34 -    Form of New Bond (Form of Registrant's Secured Medium-Term Note, Series B) (contained in Exhibit
                                  4(ii)33).

                 (ii)     35 -    Form of Fixed Rate Unsecured Note (Form of Registrant's Medium-Term Note, Series B).

    (12)         Statement Showing Computation of the Ratio of Earnings to Fixed Charges and the Ratio of Earnings to Combined Fixed
                 Charges and Preferred Stock Dividends (incorporated herein by reference to Exhibit (12) to Registrant's Quarterly
                 Report on Form 10-Q, for the fiscal quarter ended March 31, 1995, File No. 1-3268).





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

    (99)         Additional exhibits:

                  (i)       5 -    Definitive form of Prospectus Supplement, dated May 15, 1995, to which is attached the related Prospectus, dated April 4, 1995, relating to $80,000,000 aggregate principal amount of Secured Medium-Term Notes, Series B (being a series of First Mortgage Bonds), in connection with  Registrant's Registration Statement No. 33-56349 (Incorporated herein by reference to
                                   Prospectus Supplement Dated May 15, 1995 (To Prospectus Dated April 4, 1995) relating to
                                   $80,000,000 principal amount of First Mortgage Bonds, designated Secured Medium-Term Notes,
                                   Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of Registrant's
                                   Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Registrant's
                                   Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of
                                   Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement
                                   No. 33-56349.)

                 (i)       6 -    Definitive form of Prospectus Supplement, dated May 15, 1995, to which is attached the related
                                  Prospectus, dated April 4, 1995, relating to $80,000,000 aggregate principal amount of Medium-Term
                                  Notes, Series B, in connection with Registrant's Registration Statement No. 33-56349
                                  (Incorporated herein by reference to Prospectus Supplement Dated May 15, 1995 (To Prospectus
                                  Dated April 4, 1995) relating to $80,000,000 principal amount of Medium-Term Notes, Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of Registrant's Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Registrant's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-56349.)

                                   SIGNATURE

                 Pursuant to the Requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                                                     (Registrant)

                                      By   (SGD.)    DONNA S. DOYLE
                                                     DONNA S. DOYLE
                                                       Controller

Dated:  May 15, 1995

                                 EXHIBIT INDEX

                 Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

   Exhibit No.
(Regulation S-K
    Item 601
  Designation)                    Exhibits
- ---------------                   --------
         (1)     Form of Distribution Agreement between Registrant and PaineWebber Incorporated and Smith Barney Inc., dated May 15,
                 1995.

         (4)     Instruments defining the rights of security holders:

                 (ii)     33 -    Form of Twenty-Eighth Supplemental Indenture between Registrant and The Bank of New York, as
                                  Trustee.

                 (ii)     34 -    Form of New Bond (Form of Registrant's Secured Medium-Term Note, Series B) (contained in Exhibit
                                  4(ii)33).

                 (ii)     35 -    Form of Fixed Rate Unsecured Note (Form of Registrant's Medium-Term Note, Series B).

        (12)     Statement Showing Computation of the Ratio of Earnings to Fixed Charges and the Ratio of Earnings to Combined Fixed
                 Charges and Preferred Stock Dividends (incorporated herein by reference to Exhibit (12) to Registrant's Quarterly
                 Report on Form 10-Q, for the fiscal quarter ended March 31, 1995, File No. 1-3268).

        (99)     Additional exhibits:

                 (i)       5 -    Definitive form of Prospectus Supplement, dated May 15, 1995, to which is attached the related
                                  Prospectus, dated April 4, 1995, relating to $80,000,000 aggregate principal amount of Secured
                                  Medium-Term Notes, Series B (being a series of First Mortgage Bonds), in connection with
                                  Registrant's Registration Statement No. 33-56349. (Incorporated herein by reference to
                                  Prospectus Supplement Dated May 15, 1995 (To Prospectus Dated April 4, 1995) relating to
                                  $80,000,000 principal amount of First Mortgage Bonds, designated Secured Medium-Term Notes,
                                  Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of Registrant's
                                  Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Registrant's
                                  Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of
                                  Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement
                                  No. 33-56349.)

                 (i)       6 -    Definitive form of Prospectus Supplement, dated May 15, 1995, to which is attached the related
                                  Prospectus, dated April 4, 1995, relating to $80,000,000 aggregate principal amount of Medium-Term
                                  Notes, Series B, in connection with Registrant's Registration Statement No. 33-56349.
                                  (Incorporated herein by reference to Prospectus Supplement Dated May 15, 1995 (To Prospectus
                                  Dated April 4, 1995) relating to $80,000,000 principal amount of Medium-Term Notes, Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of Registrant's Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Registrant's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-56349.)